ACCOUNTS RECEIVABLE, NET - Aging Analysis (Details) - USD ($)	Jul. 31, 2020	Jul. 31, 2019
ACCOUNTS RECEIVABLE, NET
1-3 months	$ 27,027	$ 364,430
4-6 months	67,441	147,722
7-12 months	1,130,348	894,771
More than 1 year	1,094,737	130,670
Total gross accounts receivable	$ 2,319,553	$ 1,537,593